UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 20, 2007
                                                         -----------------

                        NEW YORK COMMUNITY BANCORP, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                         1-31565                06-1377322
-------------------------------    ------------------------  -------------------
(State or other jurisdiction of     Commission File Number    (I.R.S. Employer
incorporation or organization)                               Identification No.)



                  615 Merrick Avenue, Westbury, New York 11590
                  --------------------------------------------
                    (Address of principal executive offices)


                                 (516) 683-4100
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4(c))

                           CURRENT REPORT ON FORM 8-K
                           --------------------------


Item 7.01    Regulation FD Disclosure
             ------------------------

             On February 20, 2007, New York Community Bancorp, Inc. (the "Company") issued a press release announcing that its 2007 Annual Meeting of Shareholders will be held on May 30th, with a record date of April 11, 2007. The press release is attached hereto as
             Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits
             ---------------------------------

      (d) Attached as Exhibit 99.1 is a press release issued by the Company on February 20, 2007, to announce the date of its 2007 Annual Meeting of Shareholders.

                                    SIGNATURE
                                    ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 20, 2007                      NEW YORK COMMUNITY BANCORP, INC.
      -----------------

                                             /s/ Ilene A. Angarola
                                             --------------------------------
                                             Ilene A. Angarola
                                             First Senior Vice President
                                             and Director, Investor Relations

                                  EXHIBIT INDEX
                                  -------------


Exhibit 99.1           Press release issued by the Company on February 20, 2007.